EXHIBIT 32.1


Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
-----------------------------------------------------------------------

In connection with the filing of the Annual Report on Form 10-KSB for the fiscal
year  ended  December  31,  2003  (the  "Report")  by  SmartServ  Online,   Inc.
("Registrant"), each of the undersigned hereby certifies that:

     1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.



                                                /s/  Robert M. Pons
                                                --------------------------------
                                                     Robert M. Pons
                                                     Chief Executive Officer
                                                     Dated: April 12, 2004



                                                /s/  Len von Vital
                                                --------------------------------
                                                     Len von Vital
                                                     Chief Financial Officer
                                                     Dated: April 12, 2004


A signed original of this written statement required by Section 906 has been provided to SmartServ Online, Inc. and will be retained by SmartServ Online, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.